UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2007
Robbins & Myers, Inc.
(Exact name of Registrant as specified in its charter)

Ohio	0-288	31-0424220

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Plum St., Suite 260, Dayton, Ohio		45440

(Address of principal executive offices)		(Zip code)
937-458-6600
(Registrant’s telephone number including area code)
Not applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On October 26, 2007, Robbins & Myers, Inc. (the “Company”) amended its Articles of Incorporation to reflect the relocation of its principal executive offices from Montgomery County, Ohio to Greene County, Ohio.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits – See Index to Exhibits
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Robbins & Myers, Inc.
Date: October 29, 2007	By:	/s/ Joseph M. Rigot
Joseph M. Rigot
General Counsel and Secretary

INDEX TO EXHIBITS
(3)	ARTICLES OF INCORPORATION; BYLAWS

Exhibit No.	Description

3.1	Amendment to Article Second of the Articles of Incorporation of Robbins & Myers, Inc.